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                                                               EXHIBIT 10.29

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                             THIRD MODIFICATION OF
               AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

     This Third Modification of Amended and Restated Credit and Security Agreement ("Agreement") is made as of the 31st day of December, 1996, among (I) NVR HOMES, INC. (the "Borrower"), a corporation organized and existing under the laws of Virginia having its principal place of business at 7601 Lewinsville Road, McLean, Virginia 22102, (ii) NVR, INC., a corporation organized and existing under the laws of Virginia having its principal place of business at 7601 Lewinsville, McLean, Virginia 22102 (sometimes hereinafter referred to as the "Guarantor"), (iii) THE FIRST NATIONAL BANK OF BOSTON ("FNBB"), a national banking association having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110, (iv) certain other lending institutions which are signatories hereto (FNBB and such lending institutions are individually each a "Bank" and, collectively the ("Banks"), and (v) THE FIRST NATIONAL BANK OF BOSTON, as agent (in its capacity as agent, the "Agent") for itself and the Banks.

                                  WITNESSETH

     IN CONSIDERATION OF TEN AND NO/100 DOLLARS (10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Borrower, Guarantor, FNBB, the Banks and the Agent hereby covenant and agree and follows:

     1.   Recitals.   The following Recitals are true and correct as of the date
          --------
of this Agreement:

          A. The Borrower, Guarantor, FNBB, the Banks and the Agent entered into an Amended and Restated Credit and Security Agreement, dated as of May 5, 1995.

          B. The foregoing Credit and Security Agreement was amended and modified by that certain First Modification of Amended and Restated Credit and Security Agreement, dated as of January 16, 1996, and by that certain Second Modification of Amended and Restated Credit and Security Agreement, dated May 16, 1996 (the Amended and Restated Credit and Security Agreement, as amended, is hereinafter referred to as the "Credit Agreement").

          C. The parties to the Credit Agreement wish to further amend and modify the Credit Agreement as described herein.

          D. All terms not otherwise defined herein shall have the same meaning as in the Credit Agreement.

     2.   The Credit Agreement is hereby modified as follows:

          A.   Section 1:   By adding the following additional definitions at
               ---------
the appropriate alphabetized location in the definition listing in this Section:

     Additional Security Agreements.   See Section 6.1.
     ------------------------------

     Collateral Reinstatement Election.   The election by a unanimous vote of
     ---------------------------------
     the Banks to reinstate the requirements of this Agreement suspended in accordance with (S)6.5.

     Excess Reorganization Value.   The Excess Reorganization Value of Guarantor
     ---------------------------
     and its Subsidiaries as such term is described and defined in the registration statement filed under the Securities Act of 1933 relating to the Senior Notes.

     NVR Delaware.   NVR, Inc., a Delaware corporation.
     ------------

     Patents and Trademarks.   See Section 6.1(d)
     ----------------------

     Patents and Trademarks License.   The Service Mark License and Royalty
     ------------------------------
     Agreement dated as of October 1, 1996 between NVR Delaware as Licensor and Borrower as Licensee.

     Reinstatement Date.   The date which the Banks make the Collateral
     ------------------
     Reinstatement Election or the collateral obligations hereunder are otherwise reinstated pursuant to (S)6.5.

     Suspension Period.   The period from and after the Third Modification Date
     -----------------
     to and through the Reinstatement Date.

     Third Modification Date.   The date of the Third Modification of the
     -----------------------
     Amended and Restated Credit and Security Agreement.

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     By substituting "Excess Reorganization Value" for the existing text of clause (ii) of the definition of Tangible Net Worth.

By suspending from the definition of "Qualified Sold Inventory" the phrase ", and as to which a mortgage has been prepared."

     B.   (S)5:   By adding the letter A. prior to the existing text in (S)5.1
          ----
and by inserting the following as an additional subsection B. after (S)5.1 A:

     "B. Notwithstanding anything to the contrary contained herein, during the pendency of the Suspension Period, all amounts otherwise required to be deposited in the Cash Collateral Account as set forth in (S)5.1 A: shall be deposited in such accounts as the Borrower may determine and the Borrower shall not have the obligation to pay such amounts or cause such amounts to be deposited into the Cash Collateral Account."

     By adding "at any time other than during the Suspension Period" after the following language in (S)5.2: "as provided in 5.1 above".

     C.   (S)6: By adding the following at the end of Section 6.1 on page 35 of
          ----
the Credit Agreement:

     "Agent hereby acknowledges and recognizes that NVR, Inc. is the owner of all of the Patents and Trademarks, and as of October 1, 1996 has transferred its rights in certain of the Patents and Trademarks to NVR Delaware. NVR Delaware has licensed such Patents and Trademarks to Borrower pursuant to the Patents and Trademarks License. Borrower hereby agrees to cause the following agreements to be entered into between the parties indicated below in favor of the Agent, on the Reinstatement Date:

     (a) Collateral Assignment and Security Agreement by Borrower affecting the Patents and Trademarks License creating a first in priority security interest in and to Borrower's rights under the Patents and Trademarks License; and

     (b) Collateral Assignment and Security Agreement by NVR, Inc. affecting the Patents and Trademarks owned by it (other than "NVR Mortgage" and the Patents and Trademarks that are the subject to the Patents and Trademarks License) on the Third Modification Date creating a first in priority security interest therein.

     The foregoing documents are referred to collectively herein as the "Additional Security Instruments". Borrower shall cause the Additional Security Instruments to be in full force and effect during the term of this Agreement at any time other than during the Suspension Period."

     D.   By adding the following as an additional section to (S)6:

     (S)6.5  Suspension of Collateral under Certain Circumstances.   During the
             ----------------------------------------------------
     Suspension Period, the following provisions of this Agreement shall remain in full force and effect but the enforcement thereof shall be suspended:
     By suspending from the definition of "Qualified Sold Inventory" the phrase ", and as to which a mortgage has been prepared." (S)2.1.4 (as to amounts due with respect to Collateral); (S)2.2.2 (as to drawings under Letters of Credit being secured under the Security Documents); (S)5.1 (A); (S)6.1;
     (S)6.2; (S)6.3 (ii), (iii), and (iv); (S)7.3 (as to the term "Agent's rights in the Collateral" or variations thereof); (S)7.5 (b); (S)7.11 (as to the warranty as to the Agent's rights in the Collateral); (S)7.13;
     (S)8.10 (as to the Borrower's obligations to pay fees due and owing under the Collateral Servicing Agreement and the Mortgage Agency Agreement for the period during the Suspension Period); (S)8.12; (S)8.14 (as to insurance required under the Mortgages and the Security Deposits); (S)9.4 (last sentence); (S)10.14 (by adding, "from and after the Reinstatement Date," after the word "discretion" in the third to the last sentence of this section); (S)10.23 (except for the obligations with respect to the change of corporate name or executive offices); (S)10.25 (for all provisions following the word "Agent" in the first sentence of this section); (S)10.27
     (b) (except for the provisions of the second and third sentences), (f) (as to information pertaining to Collateral and the vesting of rights in the Agent with respect to Collateral); (S)10.31; (S)10.32; (S)10.33; (S)10.37;
     (S)11.1 (b) (as to payment of fees to the Collateral Servicing Agent and the Mortgage Agent; it being understood that neither the Borrower nor NVR, Inc. shall be responsible for the payment of any such fees, and no such fees shall accrue during the Suspension Period), (l), (n), (o), and (p) (as to (n), (o) and (p) as to defaults in Security Documents including deeds of trust and other occurrences under Security Documents) and (s); (S)11.3 (last sentence); (S)13.11 (as to the exercise of rights under the Security Documents or the sale or exercise of rights against the Collateral);
     (S)15(f); and (S)26 (as to the release of Collateral).

     The intent of this section is to suspend the enforcement of requirements for Collateral and Security Documents under this Agreement during the Suspension Period both for purposes of mandatory Collateral requirements including in connection with the Borrowing Base. The provisions of this section shall not operate to waive or terminate these provisions but, rather, shall operate as a suspension of enforcement until the termination of the Suspension Period as

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     set forth below. Agent shall, however, during the pendency of the
     Suspension Period, deliver to the Borrower such releases as the Borrower may request evidencing the cancellation of any interest that the Agent has in any property that formerly constituted Collateral hereunder.

     The Suspension Period shall terminate upon the occurrence of any of the following: (I) the Collateral Reinstatement Election; (ii) the acceleration of the Maturity Date pursuant to (S)11.1; (iii) the termination of the Commitments of the Banks pursuant to (S)11.1; or (iv) the occurrence of an Event of Default as set forth I n(S)11.1 (j), (q), or (r). The Suspension Period shall automatically terminate, without election or notification, upon the occurrence of the events set forth in (ii), (iii) or (iv) in the preceding sentence."

     E    (S)10.
          -----

     (1) By adding "to and through December 1, 1996" after the words "quarterly basis" in the fourth line of Section 10.6 and by adding the following after the penultimate sentence of this Section:

     "NVR, Inc. and its Subsidiaries shall have a Consolidated Tangible Net Worth of at least $45,000,000 on December 31, 1996. Thereafter, on a quarterly basis, NVR, Inc. and its Subsidiaries shall have a Consolidated Tangible Net Worth of at least $45,000,000 plus fifty percent (50%) of cumulative Net Income beginning January 1, 1997, plus one hundred percent (100%) of cumulative amortized Excess Reorganization Value beginning January 1, 1997, plus (I) all additions to its capital accounts that were made since January 1, 1997 by virtue of the issuance of capital stock or other capital contributions of any kind minus, without duplication, (ii) all reductions to its capital accounts that were made since January 1, 1997 by virtue of its repurchase of any class of its capital stock, but only if and to the extent that such repurchase is expressly permitted by (S)10.20."

     (2) By adding the following at the end of Section 10.7; "From and after the Third Modification Date, the foregoing ratio of 1.5:1 shall be and is hereby changed to 1.75:1.

     (3)  By adding a new subsection 10.20 (q):

     "10.20 (q) The creation of NVR Delaware and the transfer of the Patents and Trademarks and cash in the amount of $64,000 to NVR Delaware."

     (4)  By making the following modifications in (S)10.20:

     a. In the third to last paragraph of (S)10.20: (I) By deleting the existing subsection (ii) and by substituting in lieu thereof: (ii) the Consolidated Tangible Net Worth calculated in accordance with (S)10.6 shall be at least $40,000,000 after taking into account the acquisition of the stock to be purchased."

          (ii) By substituting $60,000,000 for $50,000,000 in clause (iii); and

     b.   By deleting the penultimate paragraph of this section.

     (5)  By adding the following at the end of (S)10.29:

     "The Borrower may, however, enter into and perform its obligations under the Patents and Trademarks License and NVR, Inc. may transfer certain of its Patents and Trademarks to NVR Delaware."

     (6)  By adding the following at the end of Section 10.30:

     "The Agent hereby agrees that the payment of license fees under the Patents and Trademarks License shall not constitute a material adverse change."

     (7)  By adding the following as an additional Section 10.39:

     "(S)10.39   Patents and Trademarks License.  The Borrower shall not
                 ------------------------------
     terminate the Patents and Trademarks License without the prior consent of the Agent."

     F.   (S)11.
          -----

          (1) By adding the following after the reference to 10.38 in Section 11.1(c) "or (S)10.39".

          (2) By adding the work "or" after the semicolon in Section 11.1(r) and by adding the following as a new subsection 11.1(s):

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          "(s) if there shall occur a termination, breach or default under the
Additional Security Instruments;"

          (3) Except as modified hereby, the undersigned hereby ratify and reaffirm the terms and conditions of the Credit Agreement.

          IN WITNESS WHEREOF, the undersigned have caused each of their corporate seals to be affixed hereto and this Agreement be signed, acknowledged and delivered in each of their names and on their behalf by each of their respective duly authorized officers as of the day and year first above written.

                              NVR HOMES, INC.

                              By:   /s/ Paul C. Saville
                                    -------------------
                                    Senior Vice President Finance,
                                    Chief Financial Officer & Treasurer

                              THE FIRST NATIONAL BANK OF BOSTON
                              Agent

                              By:   /s/ Linda J. Carter
                                    -------------------
                                    Vice President

                              NVR, INC.

                              By:   /s/ Paul C. Saville
                                    -------------------
                                    Senior Vice President Finance,
                                    Chief Financial Officer & Treasurer

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Banks:                        THE FIRST NATIONAL BANK OF BOSTON

                              By:   /s/ Linda J. Carter
                                    -------------------
                                    Vice President

                              BANK ONE, TEXAS N.A.

                              By:   /s/ Dale W. Renner
                                    ------------------
                                    Vice President

                              THE FIRST NATIONAL BANK OF CHICAGO

                              By:   /s/ Patricia Leung
                                    ------------------
                                    Managing Director

                              FIRST BANK NATIONAL ASSOCIATION

                              By:   /s/ James P. Hoopes
                                    -------------------
                                    Assistant Vice President

     IN CONSIDERATION OF TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Guarantor hereby ratifies and reaffirms the terms and conditions of that certain Amended and Restated Guaranty of Collection dated May 5, 1995 by Guarantor in favor of The First National Bank of Boston, and agrees to be bound by the terms and conditions as to the Additional Security Instruments and covenants with respect thereto set forth in this Third Modification of Amended and Restated Credit and Security Agreement.

                              NVR, INC.

                              By:   /s/ Paul C. Saville
                                    -------------------
                                    Senior Vice President Finance,
                                     Chief Financial Officer & Treasurer

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